Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appointes each of Stephen A. Goldberg, Melanie M. Lundquist and

Brian D. Sims, signing singly, the undersigned's true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned, in the

 undersigned's capacity as an officer and/or director of

 Municipal Mortgage & Equity, LLC (the "Company"), Forms

 3, 4, and 5 in accordance with Section 16(a) of the

 Securities Exchange Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for an on behalf of

 the undersigned which may be necessary or desirable to

 complete and execute any such Form 3, 4, or 5, complete

 and execute any amendment or amendments thereto,

 and timely file such form with the United States

 Securities and Exhange Commission and any stock exchange

 or similar authority; and

 (3) take any other action of any type whatsoever in

 connection with the foregoing which, in the opinion of

 such attorney-in-fact, may be of benefit to, in the

 best interest of, or legally required by, the

 undersigned, it being understood that the documents

 executed by such attorney-in-fact on behalf of the

 undersigned pursuant to the Power of Attorney shall be

 in such form and shall contain such terms and conditions

 as such attorney-in-fact may approve in such

 attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substituion or

revocation, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney's in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact,

serving in such capacity at the request of the undersigned's responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer require to file Forms 3, 4, and 5 with respect to the undersigned's holding of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed this 29th day of December 2005.

/s/ Earl W. Cole, III